UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

GRYPHON RESOURCES, INC.
(Name of small business in its charter)

Nevada	000-53371	98-0465540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 44709 Gwinnett Loop Novi, MI 48377

Registrant's telephone number:

475-217-6124

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [   ] Yes [X]  No

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2020 the Board of Directors of Gryphon Resources, Inc. in accordance with the terms of that certain stock purchase agreement dated March 6, 2020 elected to increase the number of directors on its Board from one (1) to two (2). In addition, the Board voted to elect Mr. Seong Yeol Lee, the current majority owner of the Company’s outstanding shares of common stock, director and Chief Executive Officer to fill the created position.

Biography

Seog Yeol Lee

Mr. Seong Yeol Lee, 68, is the owner of Liaoning Cornell Co., LTD, a company located in 101-A 8 Xinli Street, Xicheng District, Yingkou City, Liaoning Province, China and he has served as its Chairman and Chief Executive Officer since April 18, 2018.  Mr. Lee is also the owner of Liaoning Mt. Sinai General Hospital located in Yingkou City, Liaoning Province, China, and he has served as its Chairman, since its founding on June 08, 2018. From 2002 until 2003, Mr. Lee was the Chief Professor of the International Investment Banking Department of Haidian University located in Beijing, China. From 1996 to 2002, Mr. Lee served as the Chairman and President, as well as Financial, Professional and International Insurance Specialist for Ameritrust Securities, Inc. located in Torrington, Connecticut.  From 1996 to 2001, Mr. Lee was employed as an Actuarial Systems Analyst, Broker of Life, Health, Property and Casualty Insurance, and acted as an English and Korean Interpreter for the State of Connecticut Court System. Mr. Lee is also a Grand Master of Taekwondo and he has the following professional designations and qualifications:  EGSP, RIA, CHFC, CIF, CFS. Mr. Lee also served as the USA Export Import Bank’s Delegate Authority and Project Financier.

Mr. Lee graduated from CPI, a university located in East Hartford, Connecticut where he majored in computer programming and received his Computer Programmer Analyst Certificate in 1986. From 1987 to 1989 Mr. Lee studied Accounting and Finance at University of Hartford, located in Hartford, Connecticut.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 22, 2020	GRYPHON RESOURCES, INC. By: /s/Anthony Lombardo Name: Anthony Lombardo Title: President